Exhibit 10.3

3039 E CORNWALLIS RD

RESEARCH TRIANGLE PARK NC 27709-2195

May 14, 2010

Mr. Mike Harrison

Brocade Communications Systems, Inc.

1745 Technology Drive

San Jose, CA 95110

Subject:  Amendment 5 to SOW#8 of the IBM/Brocade Goods Agreement ROC-P-68

This letter (the “Amendment”) serves as Amendment Number 5 to SOW#8, including all amendments thereto (“SOW#8”) of the Goods Agreement ROC-P-68 (the “Agreement”), which the parties hereto do mutually agree to amend as follows

1. Attachment A and Attachment A-1, SOW#8 are hereby deleted in their entirety and replaced with Attachment A and Attachment A-1 attached hereto.

2. The effective date of this Amendment shall be the date on the top of this Amendment (the “Effective Date”).

The parties acknowledge that they have read this Amendment, understand it, and agree to be bound by its terms and conditions. All capitalized terms not defined herein shall have the meaning set forth in the Goods Agreement or the SOW #8. All other terms and conditions of the Goods Agreement and SOW#8 that are unaffected by the revisions set forth in this Amendment shall remain in full force and effect. Further, the parties agree that this Amendment and the Goods Agreement and SOW#8 are the complete and exclusive statement of the agreement between the parties, superseding all proposals or other prior agreement, oral or written, and all other communications between the parties relating to this subject.

Accepted and Agreed To:		Accepted and Agreed To:
International Business Machines Corporation		Brocade Communications Systems, Inc.

By:	/s/ Michelle B. Wright 5/17/10	By:	/s/ Charles Leeming 5/18/10
Authorized Signature Date		Authorized Signature Date

Michelle B. Wright		Charles Leeming
Type or Print Name		Type or Print Name

Accepted and Agreed To:
Brocade Communications Switzerland, SarL

		By:	/s/ Ulrich Plechschmidt 17-May-2010
Authorized Signature Date

Ulrich Plechschmidt
Type or Print Name

Vice President EMEA

Brocade Confidential

Attachment A and Attachment A-1, Pricing.

[**]

[**] Pages 2 - 33 (Attachment A) and pages 34 - 48 (Attachment A-1) have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Brocade Confidential